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                                                                 Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANT


We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-77991) of United Technologies Corporation of our report dated May 28, 1999 with respect to the financial statements of the Sundstrand Corporation Rockford Factory Employee Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.




/s/  Ernst & Young LLP
Ernst & Young LLP
Chicago, Illinois
June 28, 2000